                                                                   EXHIBIT 10.38


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



Dated                                                           October 11, 2000
--------------------------------------------------------------------------------






                           (1) EVANS VACCINES LIMITED

                              (2) AVIRON UK LIMITED

                                   (3) AVIRON





--------------------------------------------------------------------------------


                               AGREEMENT FOR LEASE

                                       OF

                       AVU PREMISES AT GASKILL ROAD, SPEKE

--------------------------------------------------------------------------------












                               CMS Cameron McKenna
                                   Mitre House
                              160 Aldersgate Street
                                 London EClA 4DD

                              T +44(0)20 7367 3000
                              F +44(0)20 7367 2000

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS

                                                                                           PAGE
1.   DEFINITIONS.............................................................................1

2.   GENERAL PROVISIONS......................................................................2

3.   STANDARD CONDITIONS.....................................................................2

4.   CONDITION PRECEDENT.....................................................................3

5.   TITLE...................................................................................3

6.   MATTERS SUBJECT TO WHICH THE PREMISES WE LET............................................3

7.   THE LEASE...............................................................................3

8.   POSSESSION..............................................................................4

9.   ALIENATION..............................................................................4

10.  ACKNOWLEDGMENT AND INTEREST.............................................................4

11.  TERMINATION.............................................................................4

12.  INDEMNITY...............................................................................6

13.  [***]...................................................................................6

14.  SURETY..................................................................................6

15.  DISPUTES................................................................................7

16.  JURISDICTION............................................................................7

17.  THIRD PARTY RIGHTS......................................................................7

THIS AGREEMENT is made                                                      2000
BETWEEN:

(1) EVANS VACCINES LIMITED (registered number 3970089) having its registered office at 216 Bath Road, Slough, Berkshire SL1 4EN (the "LANDLORD") and

(2) AVIRON UK LIMITED (registered number 3854275) having its registered office at Carmelite, 50 Victoria Embankment, London EC4Y 0DX (the "TENANT") and

(3) AVIRON (registered in Delaware) having its registered office at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America (the "SURETY")

IT IS AGREED as follows:

1.      DEFINITIONS

        1.1 In this agreement unless the context otherwise requires the following expressions have the following meanings:

               "COMPETENT AUTHORITY": any local authority or any other body exercising powers under statute or by Royal Charter or any utility service or supply company

               "COMPLIANCE DATE": the date on which the Condition Precedent are wholly fulfilled

               "CONDITION PRECEDENT":

                      (a)    the grant of the Exclusion Order

               "CUT-OFF DATE": 30 April 2001 ([***])

               "EXCLUSION ORDER": an order of a competent court under the provisions of section 38(4) of the Landlord and Tenant Act 1954 (as amended by section 5 of the Law of Property Act 1969) authorizing the Landlord and the Tenant to agree that the provisions of sections 24-28 of that Act win be excluded in relation to the tenancy to be created by the Lease

               "LANDLORD'S SOLICITORS": [***]

               "LEASE": an underlease in the form of the draft annexed hereto subject to such amendments as the Landlord may require and the Tenant may approve (such approval not to be unreasonably withheld or delayed)

               "PREMISES": that part of the building known as AVU Unit, Gaskill Road and more particularly described in the Lease


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               "REGISTERED TITLE": the tides numbered MS134921, MS253780 and MS5387854 at HM Land Registry

               "RENT COMMENCEMENT DATE": the date of completion of the Lease

               "STANDARD CONDITIONS": the Standard Conditions of Sale (Third Edition)

               "TENANT'S SOLICITORS": [***]

               "VAT": Value Added Tax and any tax or duty of a similar nature substituted for or in addition to it

        1.2 The definitions in the Standard Conditions also apply in this agreement

2.      GENERAL PROVISIONS

        2.1 In this agreement unless the context otherwise requires references to clauses and schedules are to clauses of and schedules to this agreement

        2.2 The headings to clauses and other parts of this agreement do not affect its construction

        2.3 This agreement contains the whole agreement between the parties relating to the matters herein mentioned and supersedes previous agreements between them (if any) relating thereto

        2.4 This agreement may only be varied in writing signed by or on behalf of the parties

        2.5 The Tenant acknowledges that it has not entered into this agreement in reliance upon representations made by or on behalf of the Landlord other than in respect of such reliance as may be placed upon the Landlord's Solicitors' written replies to the Tenant's Solicitors' preliminary enquiries

        2.6 Nothing in this agreement is to be read or construed as excluding any liability or remedy resulting from fraudulent misrepresentation

        2.7 All money payable by the Tenant under this agreement will be paid by direct credit transfer for the credit of the Landlord's Solicitors' clients' account at [***] or for the credit of any other bank account specified in writing by the Landlord's Solicitors

3.      STANDARD CONDITIONS

        This agreement incorporates the Standard Conditions as varied by the schedule and so far as they apply to a letting and are not varied by or inconsistent with the other provisions of this agreement (which will prevail in case of conflict)


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.      CONDITION PRECEDENT

        4.1 The grant of the Lease is conditional on the Condition Precedent being wholly fulfilled

        4.2 The parties will apply for and use all reasonable endeavours to procure that the Condition Precedent is wholly fulfilled

5.      TITLE

        5.1 Title to the Premises will not be deduced but the Tenant will nevertheless be deemed to take the Lease with full knowledge of the terms and contents of and of any matter referred to in or deriving from the Registered Title and will raise no requisition on them

6.      MATTERS SUBJECT TO WHICH THE PREMISES WE LET

        6.1 The Premises are let subject to and as the case may be with the benefit of the matters contained or referred to in the Lease

        6.2    The Premises are also let subject to:

               6.2.1 all matters registrable by any Competent Authority pursuant to statute

               6.2.2 all requirements notices orders or proposals (whether or not subject to confirmation) of any Competent Authority

               6.2.3 all matters disclosed or reasonably to be expected to be disclosed by [***] or as the result of [***] and whether made in person by writing or orally by or for the Tenant or [***]

               6.2.4  all notices served by [***]

7.      THE LEASE

        7.1 The Landlord will grant or procure the grant of and the Tenant will accept the Lease within [***] from and including the Compliance Date

        7.2 The Lease will be for a term of approximately 5 years from and including the date of actual completion of the Lease and expiring on 30th June 2006

        7.3 The initial annual rent first reserved by the Lease will from and including the Rent Commencement Date be [***]

        7.4 The Tenant will on the date for completion of the Lease in accordance with clause 7.1 pay to the Landlord:


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               7.4.1 any proportion of the rent first reserved by and then payable under the Lease for the period from and including the Rent Commencement Date

               7.4.2 any other rents reserved by or money payable and then due under the Lease calculated from and including the Rent Commencement Date

8.      POSSESSION

        8.1 Until the date for completion of the Lease the Tenant may remain upon the Premises subject to the Tenant

               8.1.1 paying to the Landlord from and including the Rent Commencement Date rent at the rate first reserved by the Lease

               8.1.2 observing and performing the obligations on its part to be contained in the Lease

        8.2 To the extent that the Tenant his exclusive possession of the Premises at any time prior to actual completion of the Lease the Tenant will hold the Premises as [***] of the Landlord

        8.3 If this agreement is determined then upon such determination the Tenant will [***] vacate the Premises (first making good all damage occasioned by its occupation and if and to the extent required by the Landlord reinstating the Premises to the reasonable satisfaction of the Landlord)

9.      ALIENATION

        The benefit of this agreement is [***] and the [***] will not [***] its interest under this agreement or any part thereof or otherwise [***] such interest or any part thereof and the Tenant named herein will [***] the Lease

10.     ACKNOWLEDGMENT AND INTEREST

        The Tenant acknowledges and agrees that without prejudice to any other right remedy or power of the Landlord if any sums have become due from the Tenant to the Landlord under this agreement but remain unpaid for a period exceeding [***] the Tenant will pay [***] to the Landlord [***] at [***] rate ([***] any judgment) from the date when they become due until payment thereof calculated on a daily basis and [***]

11.     TERMINATION

        11.1   If:

               11.1.1 there is any breach of the obligations of the Tenant and/or the Surety under this agreement which (if capable of remedy) is not remedied by the


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      Tenant and/or the Surety within such reasonable period as the Landlord stipulates or

               11.1.2 the Tenant and/or the Surety (being a body corporate) is unable to pay its debts (as defined in section 123 of the Insolvency Act 1986) or has a winding-up petition or petition for an administration order presented against it or passes a winding up resolution (other than in connection with a members' voluntary winding up for the purposes of an amalgamation or reconstruction which has the prior written approval of the Landlord) or calls a meeting of its creditors to consider a resolution that it be wound up voluntarily or resolves to present its own winding-up petition or is wound up (whether in England or elsewhere) or the directors or shareholders of the Tenant or the Surety resolve to present a petition for an administration order in respect of the Tenant or the Surety (as the case may be) or an administrative receiver or a receiver or a receiver and manager is appointed in respect of the property or any part thereof of the Tenant or the Surety or

               11.1.3 the Tenant and/or the Surety (being a body corporate)
                      calls or a nominee calls on its behalf a meeting of its creditors or any of them or makes an application to the court under section 425 of the Companies Act 1985 or submits to its creditors or any of them a proposal pursuant to Part I of the Insolvency Act 1986 or enters into any arrangement scheme compromise moratorium or composition with its creditors or any of them (whether pursuant to Part I of the Insolvency Act 1986 or otherwise) or

               11.1.4 the Tenant and/or the Surety (being an individual) makes an application to the court for an interim order under
                      Part VIII of the Insolvency Act 1986 or convenes a meeting of his creditors or any of them or enters into any arrangement scheme compromise moratorium or composition with his creditors or any of them (whether pursuant to Part VIII of the Insolvency Act 1986 or otherwise) or has a bankruptcy petition presented against him or is adjudged bankrupt (whether in England or elsewhere)

        THEN and in any such case the Landlord may by notice in writing to the Tenant at any time thereafter terminate this agreement (without prejudice to any right or remedy of any party in respect of any antecedent breach of this agreement and without prejudice to any continuing obligations of the Surety under this agreement)

        11.2 If the Condition Precedent is not fulfilled prior to the Cut-Off Date the Landlord may determine this agreement by giving to the Tenant notice to that effect whereupon the Tenant will forthwith return all title and other documents furnished to it and remove any notice caution or land charge entry registered in respect of this agreement but such determination will be without prejudice to any


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               tight or remedy of either party in respect of any antecedent breach of this agreement

12.     INDEMNITY

        The Tenant will indemnify the Landlord and any superior lessor against all actions proceedings claims demands losses costs expenses damages and liability (including any liability for any injury to any person or damage to any land or other property) arising directly or indirectly from any breach of any obligation of the Tenant under this agreement or any act or omission of the Tenant or [***]

13.     [***]

        13.1 All sums payable under the terms of this agreement are [***] in respect thereof howsoever arising and the Tenant will pay to the Landlord all [***] for which the Landlord or the Superior Lessor is liable to [***] in relation to any supply made or deemed to be made for [***] purposes pursuant to this agreement

        13.2 The Tenant does not intend or expect the Premises to be occupied by it or a person that is connected with the Tenant as determined in accordance with section [***] other than wholly or mainly for eligible purposes (within the meaning of paragraph [***])

        13.3 The Tenant represents warrants and undertakes to and with the Landlord that the statement in clause 13.2 is at the date of this agreement and will be at the date of completion of the Lease true and correct in all respects

14.     SURETY

        14.1 In consideration of the Landlord entering into this agreement at the request of the Surety the Surety will procure the observance and performance of all the obligations of the Tenant under this agreement and in the case of any default the Surety will observe and perform such obligations as if the Surety instead of the Tenant were liable therefor as a principal obligor and not merely as a surety and the Surety agrees with the Landlord as a primary obligation to keep the Landlord indemnified on demand against all losses damages costs and expenses incurred by the Landlord as a result of any failure by the Tenant to observe and perform such obligations or as a result of any obligation of the Tenant under this agreement being or becoming unenforceable

        14.2 If this agreement is disclaimed by or on behalf of the Tenant or is terminated in relation to the Tenant pursuant to clause 11.1 the Surety will (if so required by the Landlord by written notice within three months after such disclaimer or after the date of the Landlord's notice of termination under clause 11.1 (as the case may be)) enter into a new agreement with the Landlord containing the same conditions and provisions as this agreement (except this clause 14) and the new agreement


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               will take effect from the date of the disclaimer or such notice of termination and in such case the Surety will [***] pay the Landlord's [***] in connection with such agreement

        14.3 The insolvency of the Tenant will not affect the ability of the Surety under this agreement and any money received or recovered by the Landlord from the Surety may be placed in a separate or suspense account by the Landlord without any obligation on the Landlord to apply it in or towards the discharge of the Tenant's obligations under this agreement so as to preserve the Landlord's tights to prove in any insolvency of the Tenant in respect of the whole of the Tenant's indebtedness to the Landlord under this agreement

        14.4 The obligations of the Surety under this agreement are in addition to any other right or remedy of the Landlord and will not be discharged diminished or in any way affected by:

               14.4.1 any time or indulgence granted by the Landlord to the
                      Tenant or any neglect or forbearance of the Landlord in enforcing the obligations of the Tenant under this agreement

               14.4.2 any variation of this agreement or other act omission matter or thing (other than a release by deed given by the Landlord) by which but for this provision the obligations of the Surety under this agreement would have been so discharged diminished or affected

15.     DISPUTES

        Any dispute arising under this Agreement is to be resolved by means of the dispute resolution procedure set out in the Shared Services Agreement dated on or about the date of this Agreement and made between the Landlord and the Tenant.

16.     JURISDICTION

        16.1 This agreement will in all respects be governed by and construed in accordance with English law and the parties irrevocably submit to the exclusive jurisdiction of the English courts

        16.2 The address for service upon the Surety in England and Wales is [***]

17.     THIRD PARTY RIGHTS

        17.1 Nothing in this agreement is intended to confer on any person any tight to enforce any term of this agreement which that person would not have had but for the [***]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS whereof this agreement has been duly executed as a deed (but not delivered until) the day and year first before written









[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                    SCHEDULE

                               STANDARD CONDITIONS

        1. Throughout the conditions references to property being sold are to be construed as references to the Premises

        2.     Conditions 1.4 2.2 3.4 4.2 4.3.2 4.5.2 4.5.5 5 6.3.2 6.5 6.7
               6.8.2(b) 8.2.4 8.3 and 9 do not apply

        3. Condition 1.1.1(f) is deleted and wherever the word "contract" appears in the Standard Conditions (save where followed by the word "rate") it is replaced by the word "agreement"

        4. In condition 1.1.1(g) the "contract rate" is [***] per annum above the base rate from time to time of Lloyds TSB Bank Plc

        5. In condition 1.3.5 "5.00 pm" is substituted for "4.00 pm" and the words "before 5.00 pm" are added after the words "treated as having been received"

        6. In condition 1.3.6 "5.00 pm" is substituted for "4.00 pm" and the words "(d) by fax: if sent before 5.00 pm on a working day the day of dispatch but otherwise on the first working day after dispatch" are added at the end

        7. In condition 3.1.2 the words "(f) overriding interests (as defined in Section 70(l) of the Land Registration Act 1925)" are added at the end

        8. In condition 4.1 the words "4.1.5 If the buyer persists in any valid requisition with which the seller is unable or unwilling on reasonable grounds to deal satisfactorily and does not withdraw it within five working days of being requited so to do the seller may by notice to the buyer and notwithstanding any intermediate negotiation or litigation rescind the agreement, are added at the end

        9. In conditions 6.1.2 and 6.1.3 "12 noon" is substituted for "2.00 pm"

        10. In condition 7.1.1 the words "or in the negotiations leading to it" and "or was" are deleted


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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EXECUTED AS A DEED by EVANS            )
VACCINES LIMITED in the presence of    )


                                      Director           /s/ ALAN JARVIS

                                      Director/Secretary /s/ C.S.W. SWINGLAND






[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED AS A DEED by                  )
AVIRON UK LIMITED in the presence of   )



                                            Director           /s/ RAY PRASAD



                                            Secretary/Director /s/ FRED KURLAND



EXECUTED AS A DEED by                  )
AVIRON in the presence of              )



                                            Director           /s/ FRED KURLAND



                                            Secretary/Director /s/ RAY PRASAD




[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                       11